UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Definitive Proxy Statement.

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Soliciting Material Pursuant to §240.14a-12.

AXALTA COATING SYSTEMS LTD.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to Be Held on May 4, 2016AXALTA COATING SYSTEMS LTD.Meeting Information Meeting Type:Annual General Meeting For holders as of:March 11, 2016Date: May 4, 2016Time: 2:00 PM EDTLocation: The Hub2001 Market Street 2nd Floor Philadelphia, PA 19103AXALTA COATING SYSTEMS LTD. TWO COMMERCE SQUARE2001 MARKET STREET, SUITE 3600PHILADELPHIA, PA 19103You are receiving this communication because you hold common shares in the company named above.This is not a ballot. You cannot use this notice to vote these common shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting.E04801-P72405See the reverse side of this notice to obtain proxy materials and voting instructions

Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:1.Notice & Proxy Statement2. 2015 Annual ReportHow to View Online:Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1)BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*:sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2016 to facilitate timely delivery.How To VotePlease Choose One of the Following Voting MethodsVote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting ItemsThe Board of Directors recommends you vote FOR the following:1.Election of DirectorsNominees:1)Andreas C. Kramvis2)Gregory S. Ledford3)Martin W. SumnerThe Board of Directors recommends you vote FOR the following proposals:2.To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.3.To appoint PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm and auditor until the conclusion of the 2017 Annual General Meeting of Members and to delegate authority to the Board of Directors of the Company, acting through the Audit Committee, to fix the terms and remuneration thereof.E04803-P72405

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